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                                                                    EXHIBIT 10.5


Quinton Cardiology Systems, Inc.
Management Incentive Plan - 2003


-     Eligibility - Sr. Management, Directors, Managers & Selected Key
      Contributors

- Funding - Bonus pool funded through accrual of 15% of consolidated EBITA (Earnings Before Interest, Taxes & Amortization) adjusted for nonrecurring items, at the discretion of the Compensation Committee

-     Target Payout - Up to 10% of salary

- Stretch Target - Up to 15% of salary (10% target plus 5% additional), based on consolidated bonus pool availability

-     Formula for Payout:

      - Managers - 40% of target (4% of salary) based on personal objectives set by supervisor

      - Directors - 20% of target (2% of salary) based on personal objectives set by supervisor

      - Remainder based on bonus pool, divided among participants in proportion to salary (deducting personal objective payouts first)

      - Total payouts limited to bonus accrual, so if "earned" bonus amounts based on individual objectives exceed total accrual amount, payouts are reduced ratably in proportion to shortfall

      -     Pro-rated for partial year participation.

      - Subject to change at any time in the sole determination of the Compensation Committee of the Board of Directors.

      - Payout based on audited results, within 30 days of 2003 earnings release.
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Quinton Cardiology Systems, Inc.
Management Incentive Plan - 2003
Addendum for Senior Executives

-     Eligibility - Named individuals - see attached

- Funding - Bonus pool funded through accrual of 5% of consolidated EBITDA, above 15% for general MIP (this 5% is not separate from the 5% funding of the Select plan)

- Payout - Up to 50% of salary, including amounts paid out under the general MIP plan

-     Formula for Payout:

      - Payout amounts determined by dividing bonus pool among participants in proportion to salary up to a cap of 50% of salary (including payouts from regular MIP plan first)

      -     Pro-rated for partial year participation.

      - Subject to change at any time in the sole determination of the Compensation Committee of the Board of Directors.

      - Payout based on audited results, within 30 days of 2003 earnings release.
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Quinton Cardiology Systems, Inc.
Management Incentive Plan - 2003
Addendum for Selected Individuals


-     Eligibility - Selected key management individuals - see attached

- Funding - Bonus pool funded through accrual of 5% of consolidated EBITA, in addition to 15% funded in general MIP program

- Payout - Up to 25% of salary, including amounts paid out under the general MIP plan

-     Formula for Payout:

      - Payout amounts determined by dividing pool among participants in proportion to salary up to a cap of 25% of salary (including payouts from regular MIP plan first)

      -     Pro-rated for partial year participation.

      - Subject to change at any time in the sole determination of the Compensation Committee of the Board of Directors.

      - Payout based on audited results, within 30 days of 2003 earnings release.
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Quinton Cardiology Systems, Inc.
Management Incentive Plan - 2003


Individuals Participating in "Select" MIP Program

Frank Schmidt, VP Operations - Burdick
Paul Kamps, VP Technical Services
Mike Adams, Director, Management Information Systems
Tim Way, Director Finance and Administration


Individuals Participating in Senior Management MIP Program

John Hinson, President
Mike Matysik, CFO
Dave Hadley, VP Engineering/R&D